                                                                    EXHIBIT 99.2


                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                          By: /s/ George W. Mathews, Jr.
                                              ----------------------------------
                                          Name: George W. Mathew, Jr.
                                                --------------------------------
                                          Title:
                                                 -------------------------------

Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        By: /s/ Jane Kerr Mathews
                                            ----------------------------------
                                        Name: Jane Kerr Mathews
                                              --------------------------------
                                        Title:
                                               -------------------------------


Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        By: /s/ Kathleen M. Hohlstein
                                            ----------------------------------
                                        Name: Kathleen M. Hohlstein
                                              --------------------------------
                                        Title:
                                               -------------------------------


Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        By: /s/ Christopher D. Hohlstein
                                            ----------------------------------
                                        Name: Christopher D. Hohlstein
                                              --------------------------------
                                        Title:
                                               -------------------------------


Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        By: /s/ Jane Kerr Mathews
                                            ----------------------------------
                                        Name: Jane Kerr Mathews
                                              --------------------------------
                                        Title: Trustee, the Kathleen W. Mathews
                                               -------------------------------
                                               Accumulation Trust
                                               -------------------------------


Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        By: /s/ George W. Mathews, III
                                            ----------------------------------
                                        Name: George W. Mathews, III
                                              --------------------------------
                                        Title:
                                               -------------------------------


Dated:   October 1, 1995
         -----------------

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


         WHEREAS, the statement or amended statement on Schedule 13D to which this agreement is an exhibit (the "Joint Statement") is being filed on behalf of two or more persons (collectively, the "Filing Persons"); and

         WHEREAS, the Filing Persons prefer to file the Joint Statement on behalf of all of Filing Persons rather than individual statements on Schedule 13D on behalf of each of the Filing Persons;

         NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Filing Persons:

         1. Each of the Filing Persons is individually eligible to use the Joint Statement.

         2. Each of the Filing Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

         3. Each of the Filing Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

         4. None of the Filing Persons is responsible for the completeness or accuracy of the information concerning the other Filing Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

         5. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Filing Persons.

         6. The undersigned hereby constitutes and appoints GEORGE W. MATHEWS, JR., CHRISTOPHER D. HOHLSTEIN and G. WILLIAM SPEER, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in the name, the place and stead, in any and all capacities, to sign the Schedule 13D to which this Agreement is an Exhibit and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                      By: /s/ Jane Kerr Mathews
                                          -------------------------------------
                                      Name: Jane Kerr Mathews
                                            -----------------------------------
                                      Title: Trustee, the George W. Mathews III
                                             ----------------------------------
                                             Accumulation Trust
                                             ----------------------------------


Dated:   September 30, 1995
         ------------------